UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CONSTELLATION BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 17, 2018.

*** Exercise Your Right to Vote ***

CONSTELLATION BRANDS, INC.

CONSTELLATION BRANDS, INC. ATTN: LEGAL 207 HIGH POINT DRIVE BLDG. 100 VICTOR, NY 14564

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:      May 18, 2018

Date:   July 17, 2018        Time:    11:00 AM

Location:   Meeting live via the Internet-please visit

      www.virtualshareholdermeeting.com/STZ2018

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STZ2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholder Meeting are available on the Internet.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 3, 2018 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet:

      Before The Meeting:

       Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

      During The Meeting:

       Go to www.virtualshareholdermeeting.com/STZ2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
	Class A Stockholders
1.	Election of Directors
	Nominees:
	01)	Jerry Fowden	07)	Daniel J. McCarthy
	02)	Barry A. Fromberg	08)	Richard Sands
	03)	Robert L. Hanson	09)	Robert Sands
	04)	Ernesto M. Hernandez	10)	Judy A. Schmeling
	05)	Susan Somersille Johnson	11)	Keith E. Wandell
	06)	James A. Locke III

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Items
The Board of Directors recommends you vote FOR the following:
	Class B Stockholders
1.	Election of Directors
	Nominees:

	01)	Jerry Fowden	05)	Daniel J. McCarthy
	02)	Barry A. Fromberg	06)	Richard Sands
	03)	Susan Somersille Johnson	07)	Robert Sands
	04)	James A. Locke III	08)	Judy A. Schmeling

The Board of Directors recommends you vote FOR the following proposals:
2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.